                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 16, 2002

                       Nucentrix Broadband Networks, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                              0-23694                                  73-1435149
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(State or other jurisdiction  (Commission File Number)  (IRS Employer Identification No.)
of incorporation)

4120 International Parkway, Suite 2000, Carrollton, Texas                      75007-1906
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(Address of principal executive offices)                                       (Zip Code)


                                 (972) 662-4000
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

         On April 16, 2002, Nucentrix Broadband Networks, Inc. ("Nucentrix") issued a press release relating to the filing of its Annual Report on Form 10-K for the year ended December 31, 2001. This press release is attached as Exhibit
99.1 to this Current Report on Form 8-K and incorporated herein by reference.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NUCENTRIX BROADBAND NETWORKS, INC.


Date: April 16, 2002                 By:   /s/ J. Curtis Henderson
                                           -------------------------------------
                                           J. Curtis Henderson
                                           Senior Vice President and General
                                           Counsel

                                  EXHIBIT INDEX

Exhibit No.       Document Description
-----------       --------------------
99.1              Press Release dated April 16, 2002 of Nucentrix Broadband
                  Networks, Inc.



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